EXHIBIT 24.1
POWER OF ATTORNEY
Annual Report on Form 10-K for the Year Ended December 31, 2007
     WHEREAS, under the provisions of the Securities Exchange Act of 1934, Assisted Living Concepts, Inc., a Nevada corporation (“ALC”), will file an Annual Report on Form 10-K for the fiscal year ended December 31, 2007, with the Securities and Exchange Commission; and,
     WHEREAS, the undersigned is a Director of ALC;
     NOW, THEREFORE, the undersigned hereby constitutes and appoints Michael J. Spector as his attorney, with full power to act for him in his name, place and stead, to sign his name in the aforesaid capacity to such Form 10-K Annual Report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of February, 2008.

/s/ Alan Bell

Alan Bell

POWER OF ATTORNEY
Annual Report on Form 10-K for the Year Ended December 31, 2007
     WHEREAS, under the provisions of the Securities Exchange Act of 1934, Assisted Living Concepts, Inc., a Nevada corporation (“ALC”), will file an Annual Report on Form 10-K for the fiscal year ended December 31, 2007, with the Securities and Exchange Commission; and,
     WHEREAS, the undersigned is a Director of ALC;
     NOW, THEREFORE, the undersigned hereby constitutes and appoints Michael J. Spector as his attorney, with full power to act for him in his name, place and stead, to sign his name in the aforesaid capacity to such Form 10-K Annual Report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of February, 2008.

/s/ Jesse Brotz Jesse Brotz

POWER OF ATTORNEY
Annual Report on Form 10-K for the Year Ended December 31, 2007
     WHEREAS, under the provisions of the Securities Exchange Act of 1934, Assisted Living Concepts, Inc., a Nevada corporation (“ALC”), will file an Annual Report on Form 10-K for the fiscal year ended December 31, 2007, with the Securities and Exchange Commission; and,
     WHEREAS, the undersigned is a Director of ALC;
     NOW, THEREFORE, the undersigned hereby constitutes and appoints Michael J. Spector as his attorney, with full power to act for him in his name, place and stead, to sign his name in the aforesaid capacity to such Form 10-K Annual Report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of February, 2008.

/s/ Derek H. L. Buntain

Derek H. L. Buntain

POWER OF ATTORNEY
Annual Report on Form 10-K for the Year Ended December 31, 2007
     WHEREAS, under the provisions of the Securities Exchange Act of 1934, Assisted Living Concepts, Inc., a Nevada corporation (“ALC”), will file an Annual Report on Form 10-K for the fiscal year ended December 31, 2007, with the Securities and Exchange Commission; and,
     WHEREAS, the undersigned is a Director of ALC;
     NOW, THEREFORE, the undersigned hereby constitutes and appoints Michael J. Spector as his attorney, with full power to act for him in his name, place and stead, to sign his name in the aforesaid capacity to such Form 10-K Annual Report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of February, 2008.

/s/ David J. Hennigar

David J. Hennigar

POWER OF ATTORNEY
Annual Report on Form 10-K for the Year Ended December 31, 2007
     WHEREAS, under the provisions of the Securities Exchange Act of 1934, Assisted Living Concepts, Inc., a Nevada corporation (“ALC”), will file an Annual Report on Form 10-K for the fiscal year ended December 31, 2007, with the Securities and Exchange Commission; and,
     WHEREAS, the undersigned is a Director of ALC;
     NOW, THEREFORE, the undersigned hereby constitutes and appoints Michael J. Spector as her attorney, with full power to act for her in her name, place and stead, to sign her name in the aforesaid capacity to such Form 10-K Annual Report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 26th day of February, 2008.

/s/ Malen S. Ng

Malen S. Ng

POWER OF ATTORNEY
Annual Report on Form 10-K for the Year Ended December 31, 2007
     WHEREAS, under the provisions of the Securities Exchange Act of 1934, Assisted Living Concepts, Inc., a Nevada corporation (“ALC”), will file an Annual Report on Form 10-K for the fiscal year ended December 31, 2007, with the Securities and Exchange Commission; and,
     WHEREAS, the undersigned is a Director of ALC;
     NOW, THEREFORE, the undersigned hereby constitutes and appoints Michael J. Spector as his attorney, with full power to act for him in his name, place and stead, to sign his name in the aforesaid capacity to such Form 10-K Annual Report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of February, 2008.

/s/ Melvin A. Rhinelander

Melvin A. Rhinelander

POWER OF ATTORNEY
Annual Report on Form 10-K for the Year Ended December 31, 2007
     WHEREAS, under the provisions of the Securities Exchange Act of 1934, Assisted Living Concepts, Inc., a Nevada corporation (“ALC”), will file an Annual Report on Form 10-K for the fiscal year ended December 31, 2006, with the Securities and Exchange Commission; and,
     WHEREAS, the undersigned is a Director of ALC;
     NOW, THEREFORE, the undersigned hereby constitutes and appoints Michael J. Spector as his attorney, with full power to act for him in his name, place and stead, to sign his name in the aforesaid capacity to such Form 10-K Annual Report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of February, 2008.

/s/ Charles H. Roadman II, MD

Charles H. Roadman II, MD